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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                 March 28, 2002

                                 LTX CORPORATION
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


                     Massachusetts                   04-2594045
                     ------------------------------------------
              (State or Other Jurisdiction         (I.R.S. Employer
          of Incorporation or Organization)        Identification No.)


          LTX Park at University Avenue, Westwood, Massachusetts   02090
          ------------------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)


        Registrant's Telephone Number, Including Area Code (781) 461-1000
        -----------------------------------------------------------------
               Former Name, Former Address and Former Fiscal Year,
                          if Changed Since Last Report.

Item 4.  Changes In Registrant's  Certifying Accountant

On March 28, 2002, the Board of Directors of LTX Corporation ("LTX") adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be replaced as LTX's independent public accountants and engaged Ernst and Young LLP ("E&Y") to serve as LTX's independent public accountants for its fiscal year ending July 31, 2002.

The audit reports of Andersen on the consolidated financial statements of LTX for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During LTX's two most recent fiscal years, and through the date of this Form 8-K, there were no disagreements between LTX and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within LTX's two most recent fiscal years and through the date of this Form 8-K.

LTX provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of Andersen's letter, dated April 3, 2002, stating its agreement with such statements.

During LTX's two most recent fiscal years and through the date of this Form 8-K, LTX did not consult with E&Y regarding any of the matters or events set forth in
Item 304 (a) (2) (i) and (ii) of Regulation S-K.




                                       1

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Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

     (c) Exhibits

              Exhibit No.           Description
              -----------           -----------

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 3, 2002






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LTX Corporation

Date: April 3, 2002               By: /s/ Mark J. Gallenberger
      -------------                  -----------------------------------------
                                       Mark J. Gallenberger
                                       Vice President & Chief Financial Officer



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                                  EXHIBIT INDEX

              Exhibit No.           Description
              -----------           -----------

              16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 3, 2002